---------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               February 28, 2000


      STRUCTURED ASSET SECURITIES CORPORATION (as depositor under the Trust Agreement, dated as of January 1, 2000, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-1)


                    Structured Asset Securities Corporation
                -----------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)




         Delaware                   333-68513                      74-2440850
----------------------------        ------------------         ----------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)



          200 Vesey Street
          New York, New York                              10285
---------------------------------                        ----------
(Address of Principal Executive Offices)                 (Zip Code)


      Registrant's telephone number, including area code: (212) 526-5594



                                   No Change
        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




         Item 5.  Other Events

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-68513) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $449,370,670 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-AP, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-AP, Class 3-A, Class 3-AP, Class AX, Class B1, Class B1X, Class B2, Class B2X, Class B3 and Class R Certificates (the "Publicly-Offered Certificates") of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-1 on January 28, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 15, 1999, as supplemented by the Prospectus Supplement dated January 21, 2000 (the "Prospectus Supplement"), to file a copy of Amendment No. 1 (as defined below) to the Trust Agreement (as defined below) filed hereto as Exhibit 99.1.

         The Publicly-Offered Certificates were issued together with the Class B4, Class B5 and Class B6 Certificates (which together with the Publicly-Offered Certificates, the "Certificates") pursuant to the terms of a Trust Agreement, dated as of January 1, 2000 (the "Trust Agreement"), among Structured Asset Securities Corporation, as depositor (the "Depositor"), U.S. Bank National Association, as trustee (the "Trustee") and Aurora Loan Services Inc., as master servicer (the "Master Servicer"), which Trust Agreement was filed previously on the Registrant's Form 8-K on February 11, 2000. Amendment No. 1 to the Trust Agreement, dated as of January 1, 2000 ("Amendment No. 1"), among the Depositor, the Trustee and the Master Servicer, amends the Trust Agreement to permit the issuance of the Class 1-A4 Certificates in minimum denominations of $1,000 and integral multiples of $1 in excess thereof, as described in Amendment No. 1.


                  Item 7. Financial Statements; Pro Forma Financial Information and Exhibits
                           -----------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                           99.1 Amendment No. 1 to the Trust Agreement, dated as of January 1, 2000, among Structured Asset Securities Corporation, as Depositor, U.S. Bank National Association, as Trustee and Aurora Loan Services, as Master Servicer.





                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     STRUCTURED ASSET SECURITIES
                                       CORPORATION



                                     By: /s/ Ellen Kiernan
                                        ---------------------------------
                                        Name:  Ellen Kiernan
                                        Title:  Vice President




Dated:  March 7, 2000

                                 EXHIBIT INDEX



Exhibit No.               Description                                 Page No.
-----------               -----------                                 --------


99.1                      Amendment No. 1 to the Trust Agreement







                                                                Execution













             STRUCTURED ASSET SECURITIES CORPORATION, as Depositor

                 AURORA LOAN SERVICES INC., as Master Servicer

                                      and

                  U.S. BANK NATIONAL ASSOCIATION, as Trustee





                                AMENDMENT NO. 1

                          Dated as of January 1, 2000





                              Amendment No. 1 to
                                Trust Agreement
                          dated as of January 1, 2000





         THIS AMENDMENT NO. 1 to Trust Agreement is dated and effective as of January 1, 2000 ("Amendment No. 1"), among STRUCTURED ASSET SECURITIES CORPORATION, a Delaware corporation, as depositor (the "Depositor"), AURORA LOAN SERVICES INC., as master servicer (the "Master Servicer") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").

                               WITNESSETH THAT:

         WHEREAS, the Depositor, the Master Servicer and the Trustee have heretofore executed and delivered a Trust Agreement dated as of January 1, 2000 (the "Agreement"), in connection with the issuance of the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-1 (the "Certificates");

         WHEREAS, Section 11.03(a) of the Agreement provides that the Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee without notice to or consent of any Certificateholder, "to make any . . . provisions with respect to matters or questions arising under this Agreement," provided that no such amendment shall adversely affect in any material respect the interests of any Certificateholder and provided that such amendment does not adversely affect the status of any REMIC created pursuant to the Agreement;

         WHEREAS, Section 11.03(a) of the Agreement further provides that prior to entering into any amendment without the consent of Certificateholders pursuant to Section 11.03(a) of the Agreement, the Trustee may require an Opinion of Counsel to the effect that such amendment is permitted under such Section, and that such amendment shall not adversely affect the status of any REMIC created pursuant to the Agreement;

         WHEREAS, the Trustee has received an Opinion of Counsel as provided in Section 11.03(a) of the Agreement; and

         WHEREAS, the Depositor, the Master Servicer and the Trustee now desire to amend the Preliminary Statement of the Agreement;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Certificateholders, as follows:

                                  Article I

                          AMENDMENT OF THE AGREEMENT

         Section 1.01. Amendment of the Preliminary Statement of the Agreement. The entry of "$25,000" relating to the Class 1-A4 Certificates in the column entitled "Minimum Denomination" in the second table in such Preliminary Statement is hereby deleted and replaced by "$1,000."

                                  Article II

                           MISCELLANEOUS PROVISIONS

         Section 2.01. Capitalized Terms. For all purposes of this Amendment No. 1, except as otherwise stated herein, terms used in capitalized form in this Amendment No. 1 and defined in the Agreement have the meanings specified in the Agreement.

         Section 2.02. Continuing Effect. Except as expressly amended by this Amendment No. 1, the Agreement shall remain in full force and effect in accordance with its terms.

         Section 2.03. References to Agreement. From and after the execution and delivery of this Amendment No. 1, all references to the Agreement in the Agreement, any Certificate or any other document executed or delivered in connection therewith shall be deemed a reference to the Agreement as amended hereby, unless the context expressly requires otherwise.

         Section 2.04. Governing Law. THIS AMENDMENT NO. 1 SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

         Section 2.05. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which counterparts shall together constitute but one and the same instrument.

         Section 2.06. Effectiveness. This Amendment No. 1 shall become effective as of the date first written above.

                                   * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective officers as of the day and year first above written.


                           STRUCTURED ASSET SECURITIES CORPORATION,
                             as Depositor



                           By: /s/ Ellen V. Kiernan
                               -------------------------------------
                               Name: Ellen V. Kiernan
                               Title: Vice President


                           AURORA LOAN SERVICES INC.,
                             as Master Servicer



                           By: /s/ Rick Skogg
                               -------------------------------------
                               Name: Rick Skogg
                               Title: President


                           U.S. BANK NATIONAL ASSOCIATION,
                              as Trustee



                           By: /s/ Nancie J. Arvin
                               -------------------------------------
                               Name: Nancie J. Arvin
                               Title: Vice President